UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

Nxt-ID, Inc.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

285 North Drive

Suite D

Melbourne, FL 32934

(203) 266-2103

INFORMATION STATEMENT

To the Holders of Common Stock of Nxt-ID, Inc.,

This Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.0001 par value per share (the “Common Stock”), of Nxt-ID, Inc. (the “Company”), as of the close of business on November 27, 2015, pursuant to rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of actions taken by written consent of the holders of a majority of the outstanding voting stock of the Company (the “Majority Stockholders”), holding 56.29% of the outstanding shares of our Common Stock. The enclosed Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporate Law (the “DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of a majority of our outstanding voting stock:

Issuance of Senior Secured Convertible Notes and Commitment Shares

On December 8, 2015, the Company entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company sold to certain purchasers (the “Purchasers” and each a “Purchaser”), Senior Secured Convertible Notes (the “Notes”) in the aggregate principal amount of $1,500,000 for a purchase price of $1,500,000. The Company also issued to the Purchasers an aggregate of 900,000 shares of Common Stock in consideration of each Purchaser’s execution and delivery of the Purchase Agreement (the “Commitment Shares”). The Notes were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act. The Commitment Shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission on April 24, 2015 and declared effective on May 14, 2015 (File No. 333-203637). We filed a prospectus supplement with the Securities and Exchange Commission on December 9, 2015, in connection with the sale of the Commitment Shares.

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The Majority Stockholders, in accordance with Nasdaq Listing Rule 5635(d), approved of the issuance of the Notes, all of the Common Stock issuable upon conversion of the Notes, and the Commitment Shares.

The consent we have received constitutes the only stockholder approval required under the Delaware General Corporation Law and, Nasdaq Listing Rule 5635(d), our Certificate of Incorporation, as amended, and Bylaws, to approve the issuance of Notes, all of the Common Stock issuable upon conversion of the Notes, and the Commitment Shares. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effecting until the date that is twenty (20) calendar days after the enclosed Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By order of the Board of Directors of NXT-ID, INC.

/s/ Gino M. Pereira
Gino M. Pereira
Chief Executive Officer

January 8, 2016

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF
DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

INFORMATION STATEMENT

January 8, 2016

GENERAL INFORMATION

Nxt-ID, Inc., a Delaware Corporation, with its principal executive offices located at 285 North Drive, Suite D, Melbourne, FL 32934, is sending you this Notice and Information Statement to notify you of an action that the holders of a majority of our outstanding voting stock have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and Nxt-ID” are to Nxt-ID, Inc.

Copies of this Information Statement are being mailed on or about January 11, 2016, to the holders of record of the outstanding shares of our Common Stock on November 27, 2015, which we refer to as the “Record Date”.

Background

The following action was approved by the written consent of the majority stockholders holding 56.29% of our outstanding voting stock on November 27, 2015, in lieu of a special meeting.

Issuance of Senior Secured Convertible Notes and Commitment Shares

On December 8, 2015, the Company entered into the Purchase Agreement, pursuant to which the Company sold to the Purchasers Notes in the aggregate principal amount of $1,500,000 for a purchase price of $1,500,000. The Company also issued to the Purchasers as Commitment Shares an aggregate of 900,000 shares of Common Stock.

The Commitment Shares were issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-203637) filed with the SEC in accordance with the provisions of the Securities Act and declared effective on May 14, 2015. The Company filed a prospectus supplement with the Securities and Exchange Commission on December 9, 2015, in connection with the sale of the Commitment Shares. The Notes were offered and sold in reliance upon exemptions from registration pursuant to under the Securities Act.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on NASDAQ. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The Majority Stockholders holding 56.29% of our outstanding voting stock as of November 27, 2015, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the Purchase Agreement, approved of the issuance of the Notes all of the Common Stock issuable upon conversion of the Notes, and the Commitment Shares.

The consent we have received constitutes the only stockholder approval required under the Delaware General Corporation Law, Nasdaq Listing Rule 5635(d), our Certificate of Incorporation, as amended, and Bylaws, to approve the issuance of the Notes, all of the Common Stock issuable upon conversion of the Notes, and the Commitment Shares. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after the enclosed Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY

1

ACTION TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the members of the Board of Directors of the Company (the “Board”) and the Majority Stockholders.

Issuance of Notes and Commitment Shares

Background

As previously reported, we entered into the Purchase Agreement whereby we issued the Notes, the Common Stock issuable upon conversion of the Notes, and the Commitment Shares.

Description of Securities

The Notes are senior secured obligations of the Company. The Notes are secured by certain personal property of the Company and its wholly-owned subsidiary, 3D-ID, LLC (“3D-ID”), pursuant to an Additional Secured Party Joinder, dated December 8, 2015, entered into by and among the Company, 3D-ID, each Purchaser, and certain secured parties who have identical security interests pursuant to a Security Agreement entered into on April 24, 2015, between the Company and such secured parties. Unless earlier converted or redeemed, the Notes will mature on December 8, 2016. The Notes bear interest at a rate of 8% per annum (with all interest guaranteed). The Notes are convertible at any time, in whole or in part, at the option of the Purchaser into shares of common stock at a conversion price of the lesser of (a) $0.55 per share and (b) from and after an Event of Default (as defined in the Notes), 85% of the average of the five (5) lowest daily Weighted Average Prices (as defined in the Notes) in the prior fifteen (15) Trading Days (as defined in the Notes), until such Event of Default has been cured. The conversion price is subject to adjustment for stock dividends, stock splits, combinations or similar events.

The Company will make installment payments to the Purchasers from time to time. On each applicable Installment Date (as defined in the Notes), provided there has been no Equity Conditions Failure (as defined in the Notes), the Company shall pay to the Purchasers the Installment Amount (as defined in the Notes) due on such date by converting all or some of such Installment Amount into shares of Common Stock, in accordance with the Notes; provided, however, that the Company may, at its option following notice to the Purchasers, pay the Installment Amount by redeeming such Installment Amount in cash or by any combination of a Company Conversion (as defined in the Notes) and a Company Redemption (as defined in the Notes) so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of the Notes; provided, further, that the conversion price shall in no event be less than $0.25. In the event the conversion price would be less than $0.25, the Company shall be required to pay the applicable Installment Amount in cash.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 228 of the General Corporation Law of the State of Delaware, or the “DGCL”, our Certificate of Incorporation, as amended, and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which shares entitled to vote thereon consented to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

Each share of our Common Stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, 31,112,957 shares of Common Stock were issued outstanding and entitled to take action by written consent and to receive notice of the action taken by written consent, and 17,512,946 shares voted in favor of the actions to be taken, constituting 56.29% of the total shares of Common Stock outstanding as of the Record Date.

2

NASDAQ Listing Requirements and Necessity for Stockholder Approval

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on NASDAQ. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The securities issued pursuant to the Purchase Agreement, including shares of our Common Stock to be issued upon conversion of the Notes would represent over 20% of the voting rights of all of our stockholders, as of the Record Date, should such conversions all occur at once.

Pursuant to the written consent, we have obtained the stockholder approval necessary under NASDAQ Marketplace Rule 5635(d) to approve of the issuances of the Notes, the conversion of the Notes, and the Commitment Shares.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuance of the Notes, the Common Stock issuable upon conversion of the Notes, and the Commitment Shares.

3

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee has any substantial interest in the matters acted upon by our Board and stockholders, other than in their roles as an officer, director or director nominee.

OUTSTANDING VOTING SECURITIES

As of the Record Date, our authorized capital stock consists of 100,000,000 shares of Common Stock at a par value of $0.0001 per share, and 10,000,000 shares of preferred stock at a par value of $0.0001 per share. As of the Record Date, the Company had 31,112,957 shares of Common Stock and no shares of preferred stock issued and outstanding, respectively. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

On December 8, 2015, the holders of 17,512,946 shares or 56.29% of the outstanding shares of our Common Stock executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company’s certificate of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 27, 2015, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	Each of our named executive officers;
●	Each of our directors; and
●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of November 27, 2015. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of November 27, 2015, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o 285 North Drive, Suite D, Melbourne, FL 32934.

	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock(1)
5% Stockholders:
None, other than as listed in “Directors and Officers” below
Directors and Officers:
Gino M. Pereira Chairman and Chief Executive Officer	9,918,738	31.88%
Vincent S. Miceli Vice President and Chief Financial Officer	78,251	*
David Tunnell Chief Technology Officer	7,594,208	24.41%
Major General David R. Gust, USA, Ret. Director	86,267	*
Michael J. D’Almada-Remedios, PHD Director	39,934	*
Daniel P. Sharkey Director	36,142	*
Stanley E. Washington Director(2)	80,000	*
Directors and Officers as a group (7 persons)	17,833,540	57.32%

*	Less than 1%

(1)	Based on 31,112,957 shares of Common Stock issued and outstanding as of November 27, 2015. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)

The shares of Common Stock were issued to Pantheon Business Consulting ("PBC") in connection with a consulting agreement entered into between the Company and PBC. Mr. Washington has an 85% interest in PBC and is its Chief Executive Officer and President.

5

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders of record (and those holding through a broker account) sharing an address unless the registrant has received contrary instructions from one or more of the security holders.

We hereby undertake to deliver promptly upon written or oral request a separate copy of this information statement to security holders at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify us that you wish to receive a separate copy of this information statement.

In addition, if you are a security holder sharing an address with other security holders of our Company receiving multiple copies of our annual reports, information statements, or Notices of Internet Availability of Proxy Materials and you wish to receive a single copy, you may notify us, as follows.

All requests should be directed to: Nxt-ID, Inc., at 285 North Drive, Suite D, Melbourne, FL 32934, RE: Information Statement Request or by calling us at (203) 266-2103.

The entire cost of furnishing this Information Statement, which is expected not to exceed $2,600, will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

6

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties, principally in the section entitled “Description of Securities.” All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

ADDITIONAL INFORMATION

We file reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Securities Exchange Act of 1934, as amended. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF Nxt-ID, Inc.

/s/ Gino M. Pereira
Gino M. Pereira
Chief Executive Officer

January 8, 2016

8